UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):  SEPTEMBER  15,  2005


                            ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



       DELAWARE                      0-3936          11-1826363
(State  or  other  jurisdiction   (Commission      (IRS  Employer
   of  incorporation)              File  Number)    Identification  No.)

                      80  CABOT  COURT
                HAUPPAUGE,  NEW  YORK                    11788
     (Address  of  principal  executive  offices)     (Zip  Code)

Registrant's  telephone  number,  including  area  code:  631-435-8300


                       NOT APPLICABLE
                       --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written  communications  pursuant  to Rule 425 under the Securities Act
(17  CFR  230-425)

[  ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17  CFR  240.14a-12)

[  ]     Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
Exchange  Act  (17CFR  240.14d-2(b))

[  ]     Pre-commencement  communications  pursuant  to  Rule 13e-4(c) under the
Exchange  Act  (17CFR  240.13e-4(c))

ITEM  7.01  REGULATION  FD  DISCLOSURE.

     On September 15, 2005, Orbit International Corp. ("Orbit") issued a press release that contained revenue guidance for the third and fourth quarter of 2005. Orbit's press release is hereby furnished as follows:



                                                [GRAPHIC OMITED]



                                                [GRAPHIC OMITED]



FOR  IMMEDIATE  RELEASE
ORBIT  INTERNATIONAL  TO  PRESENT  AT  LI  INVEST  2005  CONFERENCE

Reaffirms  2005  Guidance

HAUPPAUGE, N.Y., September 15, 2005 - Orbit International Corp. (NASDAQ:ORBT) announced today that its Chief Executive Officer, Dennis Sunshine and Vice President-Finance, Mitchell Binder, will present at LI INVEST 2005 Conference on Thursday, September 22, 2005 at 10:30 AM ET. The conference will take place at Melville Marriott Hotel, Melville, NY.

Management's presentation will include an overview of Orbit's business, recent corporate developments and a reaffirmation of the Company's 2005 guidance. Management also added that due to the timing of receipt of certain contracts and delivery schedules, some expected revenues for the third quarter may be pushed into the fourth quarter. However, the Company's 2005 guidance remains unaffected. As reported on August 4, 2005, Orbit raised its 2005 guidance for EBITDA to between $3,200,000 and $3,500,000. Management also expects that 2005 sales, net income and diluted earnings per share will be close to or slightly in excess of $23.8 million, $2,750,000, and $.67 per diluted share, respectively, which represents the high end of the Company's earlier forecast.

Investors will be able to access the presentation live over the Internet via the Investor Relations section of the Company's website at www.orbitintl.com or via
                                                        -----------------
the  weblink  at
http://www.corporate-ir.net/ireye/confLobby.zhtml?ticker=ORBT&item_id=1132609.
Following the live webcast, a replay of the presentation will be available for 90 days.
LI Invest 2005 is the second annual investor conference by LI Invest, a not-for-profit organization with a mission to promote economic development on Long Island.

Orbit International Corp. is involved in the manufacture of customized electronic components and subsystems for military and nonmilitary government applications through its production facilities in Hauppauge, New York and Quakertown, Pennsylvania. Its Behlman Electronics, Inc. subsidiary manufactures and sells high quality commercial power units, AC power sources, frequency converters, uninterruptible power supplies and associated analytical equipment. The Behlman military division designs, manufactures and sells power units and electronic products for measurement and display.

(more)

Orbit  International  News  Release
Page  2
September  15,  2005

This  press  release  contains forward-looking statements, within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding that some expected revenues for the third quarter may be pushed into the fourth quarter and reaffirming guidance for 2005. These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual future results of the Company to be materially different from such forward looking statements. Factors that might result in such differences include, without limitation, current economic conditions and military conflicts, variable market conditions, changing needs of the defense sector and the Company's customers and integration of the new Tulip acquisition. The forward-looking statements contained in this press release speak only as of the date hereof. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.

CONTACT          or          Investor  Relations  Counsel
Mitchell  Binder               Linda  Latman,  212-836-9609
Vice  President-Finance          Andreas  Marathovouniotis  212-836-9611
631-435-8300                    The  Equity  Group  Inc.
www.orbitintl.com               www.theequitygroup.com

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     September  15,  2005

                              Orbit  International  Corp.


                                By:  /s/  Dennis  Sunshine
                                     ---------------------
                                Dennis  Sunshine
                                Chief  Executive  Officer  and  President